UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                       Date of Report
                       (Date of earliest
                       event reported):      March 13, 2002



                           MGIC Investment Corporation
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Wisconsin                  1-10816                  39-1486475
  --------------------      ---------------------      --------------------
    (State or other            (Commission File            (IRS Employer
    jurisdiction of                Number)              Identification No.)
     incorporation)

                      MGIC Plaza, 250 East Kilbourn Avenue
                           Milwaukee, Wisconsin 53202
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (414) 347-6480
                       ----------------------------------
                         (Registrant's telephone number)

Item 5.   Other Events and Regulation FD Disclosure.

       On March 13, 2002, MGIC Investment Corporation, a Wisconsin corporation (the "Company"), agreed to sell $200,000,000 aggregate principal amount of its 6% Senior Notes due 2007 (the "Senior Notes") in a public offering through Banc of America Securities LLC, BNP Paribas Securities Corp., Deutsche Banc Alex. Brown Inc. and Fleet Securities, Inc. The closing for the sale of the Senior Notes is scheduled for March 18, 2002. The Senior Notes are registered on a Registration Statement on Form S-3 (Registration No. 333-39890) as filed with the Securities and Exchange Commission. Final versions of the Underwriting Agreement, among the Company and the underwriters named therein, and the Officer's Certificate creating the Senior Notes are filed herewith.


Item 7.   Financial Statements and Exhibits.

          (a)      Not applicable.

          (b)      Not applicable.

          (c)      Exhibits.

                   The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.



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
                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MGIC INVESTMENT CORPORATION



Date:  March 15, 2002                        By: /s/ Patrick Sinks
                                                --------------------------------
                                                 Patrick Sinks
                                                 Senior Vice President and Chief
                                                 Accounting Officer







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
                           MGIC INVESTMENT CORPORATION

                            EXHIBIT INDEX TO FORM 8-K
                           Report Dated March 13, 2002


Exhibit Number                          Description

   (1) Underwriting Agreement, dated as of March 13, 2002, by and among MGIC Investment Corporation and the underwriters, including Banc of America Securities LLC, BNP Paribas Securities Corp., Deutsche Banc Alex. Brown Inc. and Fleet Securities, Inc.

   (4) Officer's Certificate, dated as of March 13, 2002, executed and delivered in connection with the issuance and sale of MGIC Investment Corporation's 6% Senior Notes due 2007.








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